NB Private Markets Fund II (TI) LLC (the “Fund”) invests substantially all of its assets in NB Private Markets Fund II (Master) LLC (the “Company”). The percentage of the Company’s members’ equity owned by the Fund at December 31, 2021, was 40.18%. The Fund has included the Company’s schedule of investments as of December 31, 2021, below. The Company’s schedule of investments was also filed on Form NPORT-EX with the Securities and Exchange Commission on March 1, 2022.

NB Private Markets Fund II (Master) LLC

Schedule of Investments

December 31, 2021 (Unaudited)

Portfolio Funds (A),(B),(D)	Acquisition Type	Acquisition Dates (C)	Geographic Region (E)	Cost	Fair Value

Buyout/Growth (3.99%)
Apax US VII, L.P.	Secondary	12/2011 - 11/2013	North America	$616,003	$443,841
Apax VIII - B, L.P.	Primary	6/2013 - 8/2020	Europe	908,319	1,432,821
HgCapital 7 C, L.P.	Primary	12/2013 - 9/2020	Europe	-	1,914,960
				1,524,322	3,791,622

Special Situations (2.00%)
Ridgewood Energy Oil & Gas Fund II, L.P.	Primary	5/2013 - 12/2021	North America	5,506,897	1,287,831
Royalty Opportunities S.àr.l.	Primary	8/2011 - 1/2015	Europe	1,984,410	614,480
				7,491,307	1,902,311
Venture Capital (4.85%)
Battery Ventures X Side Fund, L.P.	Primary	7/2013 - 12/2016	North America	1,145,812	1,447,824
Battery Ventures X, L.P.	Primary	6/2013 - 3/2019	North America	1,533,983	3,162,807
				2,679,795	4,610,631
Money Market Fund (98.90%)
Morgan Stanley Institutional Liquidity Fund Government Portfolio				93,965,222	93,965,222
				93,965,222	93,965,222

Total Investments in Portfolio Funds (cost $105,660,646) (109.74%)					104,269,786

Marketable Securities	Securities	Date of Investment	Shares	Cost	Fair Value
United States
Full Truck Alliance Co., Ltd.	Common Stock	12/21/2021	147,100	1,431,283	1,231,227

Total Marketable Securities (cost $1,431,283) (1.30%)					1,231,227

Total Investments					105,501,013
Other Assets & Liabilities (Net) (-11.04%)					(10,493,814)
Members' Equity - Net Assets (100.00%)					$95,007,199

(A)	Non-income producing securities, which are restricted as to public resale and illiquid.
(B)	Total cost of illiquid and restricted securities at December 31, 2021 aggregated $105,660,646. Total fair value of illiquid and restricted securities at December 31, 2021 was $104,269,786 or 109.74% of net assets.
(C)	Acquisition Dates cover from original investment date to the last acquisition date and is required disclosure for restricted securities only.
(D)	All percentages are calculated as fair value divided by the Company’s Members’ Equity - Net Assets.
(E)	Geographic Region is based on where a Portfolio Fund is headquartered and may be different from where the Portfolio Fund invests.

Valuation of Investments

NB Private Markets Fund II (Master) LLC (the “Company”) computes its net asset value (“NAV”) as of the last business day of each fiscal quarter and at such other times as deemed appropriate by the Neuberger Berman Investment Advisers LLC (“Registered Investment Adviser”) and the NB Alternatives Advisers LLC (“Sub-Adviser”) in accordance with valuation principles set forth below, or as may be determined from time to time, pursuant to the valuation procedures (the “Procedures”) established by the Board of Managers of the Company (the “Board”).

The Board has approved the Procedures pursuant to which the Company values its interests in the Portfolio Funds and other investments.  The Board has delegated to the Sub-Adviser general responsibility for determining the value of the assets held by the Company.  The value of the Company’s interests is based on information reasonably available at the time the valuation is made and the Sub-Adviser believes to be reliable.

It is expected that most of the Portfolio Funds in which the Company invests will meet the criteria set forth under the Financial Accounting Standards Board (“FASB”) ASC Topic 820: Fair Value Measurement (“ASC 820”), permitting the use of the practical expedient to determine the fair value of the Portfolio Fund investments. ASC 820 provides that, in valuing alternative investments that do not have quoted market prices but calculate NAV per share or equivalent, an investor may determine fair value by using the NAV reported to the investor by the underlying investment. To the extent ASC 820 is applicable to a Portfolio Fund, the Sub-Adviser generally will value the Company’s investment in the Portfolio Fund based primarily upon the value reported to the Company by the Portfolio Fund as of each quarter-end, determined by the Portfolio Fund in accordance with its own valuation policies.

FASB ASC 820-10 Fair Value Measurements establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). FASB ASC 820 provides three levels of the fair value hierarchy as follows:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access;

Level 2	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data;

Level 3	Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Company’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

Most Portfolio Funds are structured as closed-end, commitment-based private investment funds to which the Company commits a specified amount of capital upon inception of the Portfolio Fund (i.e., committed capital) which is then drawn down over a specified period of the Portfolio Fund's life. Such Portfolio Funds generally do not provide redemption options for investors and, subsequent to final closing, do not permit subscriptions by new or existing investors. Accordingly, the Company generally holds interests in Portfolio Funds for which there is no active market, although, in some situations, a transaction may occur in the “secondary market” where an investor purchases a limited partner’s existing interest and remaining commitment.

Assumptions used by the Sub-Adviser due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Master Fund's results of operations and financial condition.

The following table presents the investments carried on the Statement of Assets, Liabilities and Partners’ Capital - Net Assets by level within the valuation hierarchy as of December 31, 2021.

	Level 1	Level 2	Level 3	Net Asset Value	Total
Assets:
Buyout/Growth	$-	$-	$3,791,622	$-	$3,791,622
Special Situations	-	-	1,287,831	614,480	1,902,311
Venture Capital	-	-	4,610,631	-	4,610,631
Money Market Fund	93,965,222	-	-	-	93,965,222
Common Stock	1,231,227	-	-	-	1,231,227
Totals	$95,196,449	$-	$9,690,084	$614,480	$105,501,013

Significant Unobservable Inputs

The classification of an investment within Level 3 is based upon the significance of the unobservable inputs to the overall fair value measurement. During the period ended December 31, 2021 investments valued at $9,690,084 were transferred into Level 3 as a result of the Investment Sale. The remaining investments are valued using a transactional value based on the Purchase Agreement.

The estimated remaining life of the Company’s Portfolio Funds as of December 31, 2021 is unknown.